UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              November 16, 2000
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                     (Date of earliest event reported)


                            Banknorth Group, Inc.
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          (Exact name of registrant as specified in its charter)


Maine                                  0-16947                 01-0437984
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(State or other jurisdiction   (Commission File Number)        IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine            04112-9540
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(Address of principal executive offices)                       (Zip Code)


                               (207) 761-8500
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)








Item 5. Other Events

      On November 16, 2000, Banknorth Group, Inc. issued the press release included as Exhibit 99 to this Current Report on Form 8-K.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) The following exhibit is included with this Report:


    Exhibit 99     Press Release, dated November 16, 2000





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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         BANKNORTH GROUP, INC.



                         By:   /s/ Peter J. Verrill
                            -------------------------------
                            Name:  Peter J. Verrill
                            Title: Executive Vice President, Chief Operating
                                   Officer and Chief Financial Officer

Date:  November 16, 2000





















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